UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 27, 2018

WORTHINGTON INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Ohio	1-8399	31-1189815
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

200 Old Wilson Bridge Road, Columbus, Ohio	43085
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(614) 438-3210

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.         Results of Operations and Financial Condition.

Management of Worthington Industries, Inc. (the “Registrant”) conducted a conference call on June 28, 2018, beginning at approximately 10:30 a.m., Eastern Daylight Time, to discuss the Registrant’s unaudited financial results for the fourth quarter of fiscal 2018 (the fiscal quarter ended May 31, 2018) and for fiscal 2018 (the fiscal year ended May 31, 2018). Additionally, the Registrant’s management addressed certain issues related to the outlook for the Registrant and its subsidiaries and their markets for the coming months. A copy of the transcript of the conference call is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 2.02 and Exhibit 99.1 furnished with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, unless the Registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates the information by reference into a filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

In the conference call, management referred to quarterly and annual earnings per share, excluding impairment and restructuring charges and non-recurring tax items related tax reform (i.e., discrete tax items resulting from the enactment of the Tax Cuts and Jobs Act). This represents a non-GAAP financial measure and is used by management as a measure of operating performance. Earnings per share adjusted is calculated by adding impairment of goodwill and long-lived assets and adding (subtracting) restructuring and other expense (income), net (in each case, after-tax) and the impact of discrete tax items resulting from the new tax law to (from) net earnings attributable to controlling interest, and dividing the result by the average diluted common shares for the period. The difference between the GAAP-based financial measure of diluted earnings per share attributable to controlling interest and the non-GAAP financial measure of diluted earnings per share adjusted for the three and twelve months ended May 31, 2018, as mentioned in the conference call, is outlined below.

	Three Months Ended May 31, 2018
(in thousands, except per share amounts)	Operating Income	Earnings Before Income Taxes	Income Tax Expense (Benefit)	Net Earnings Attributable to Controlling Interest	Earnings per Diluted Share
GAAP	$4,563	$33,953	$1,096	$30,769	$0.50
Impairment of goodwill and long-lived assets	52,919	52,919	(25,137)	27,782	0.45
Restructuring and other income, net	(28)	(28)	13	(15)	-
Impact of tax reform (1)	-	-	2,958	2,958	0.05
Non-GAAP	$57,454	$86,844	$23,262	$61,494	$1.00

	Twelve Months Ended May 31, 2018
(in thousands, except per share amounts)	Operating Income	Earnings Before Income Taxes	Income Tax Expense (Benefit)	Net Earnings Attributable to Controlling Interest	Earnings per Diluted Share
GAAP	$141,610	$209,070	$8,220	$194,794	$3.09
Impairment of goodwill and long-lived assets	61,208	61,208	(27,913)	33,295	0.53
Restructuring and other income, net	(7,421)	(7,421)	2,535	(4,886)	(0.08)
Impact of tax reform (1)	-	-	(30,929)	(30,929)	(0.49)
Non-GAAP	$195,397	$262,857	$64,527	$192,274	$3.05

(1)	Amount reflects the impact of the re-measurement of the Company’s deferred tax balances at the lower statutory rate, net of the mandatory deemed repatriation tax on unremitted foreign earnings.

The Tax Cut and Jobs Act also lowered the statutory tax rate on fiscal 2018 earnings, which improved earnings per diluted share for the three and 12 month periods ending May 31, 2018 by $0.05 and $0.17, respectively. These amounts were not excluded from GAAP earnings as the impact of the favorable rate will be ongoing. In addition, the Company awarded a one-time bonus to non-executive employees as a result of the savings from the new tax law, which reduced earnings per diluted share by $0.06 during the three and 12 month periods ended May 31, 2018. This amount was also not removed from the calculation GAAP earnings.

In the conference call, management referred to operating income/operating loss, excluding impairment and restructuring charges, for each of the Registrant’s Pressure Cylinders, Steel Processing and Engineered Cabs operating segments for the fiscal quarter. Each represents a non-GAAP financial measure and is used by management as a measure of operating performance. Operating income/operating loss excluding restructuring is calculated by adding (subtracting) restructuring and other expense (income), net to (from) operating income/operating loss. The difference between the GAAP-based measure of operating income/operating loss and the non-GAAP financial measure of operating income/operating loss excluding restructuring for the fiscal quarter ended May 31, 2018, as mentioned in the conference call, is outlined below for the Registrant’s Pressure Cylinders, Steel Processing and Engineered Cabs operating segments (in thousands).

	Three Months Ended May 31, 2018
(in thousands, except per share amounts)	Steel Processing	Pressure Cylinders	Engineered Cabs	Other	Consolidated
GAAP	$47,563	$(29,267)	$(5,274)	$(8,459)	$4,563
Impairment of goodwill and long-lived assets	-	52,919	-	-	52,919
Restructuring and other income, net	(28)	-	-	-	(28)
Non-GAAP	$47,535	$23,652	$(5,274)	$(8,459)	$57,454

In the conference call, management referred to earnings before interest, taxes, depreciation and amortization (“EBITDA”) for the Registrant’s fiscal year ended May 31, 2018. This represents a non-GAAP financial measure and is used by management as measures of operating performance. EBITDA is calculated by adding interest expense, income tax expense and depreciation and amortization to net earnings attributable to controlling interest and adjusted EBITDA is calculated by adding impairment of goodwill and long-lived assets and adding (subtracting) restructuring and other expense (income), net to (from) EBITDA. The difference between the GAAP-based measure of net earnings attributable to controlling interest and the non-GAAP financial measure of adjusted EBITDA for the fiscal years ended May 31, 2018, and May 31, 2017, as mentioned in the conference call, is outlined below.

	May 31,
FISCAL YEARS ENDED (In thousands)	2018	2017

Net earnings attributable to controlling interest	$194,794	$204,515
Impairment of goodwill and long-lived assets (pre-tax)	59,378	-
Restructuring and other expense (income), net (pre-tax)	(7,421)	6,411
Interest expense	38,675	29,796
Income tax expense	8,220	79,190
Adjusted earnings before interest and taxes (Adjusted EBIT) [1]	$293,646	$319,912
Depreciation and amortization	103,359	86,793
Adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA) [1]	$397,005	$406,705

1 Excludes the impact of the noncontrolling interest.

Item 8.01.         Other Events.

On June 27, 2018, the Registrant issued a news release reporting that the Board of Directors of the Registrant had declared a quarterly cash dividend of $0.23 per share. The dividend will be payable on September 28, 2018 to shareholders of records on September 14, 2018. The June 27, 2018 news release is included with this Current Report on Form 8-K as Exhibit 99.2.

Item 9.01.         Financial Statements and Exhibits.

(a) through (c): Not applicable.

(d) Exhibits:

Exhibit No.	Description

99.1	Transcript of Worthington Industries, Inc. Earnings Conference Call for Fourth Quarter of Fiscal 2018 (Fiscal Quarter ended May 31, 2018) and Fiscal 2018 (Fiscal year ended May 31, 2018), held on June 28, 2018.

99.2	News Release issued by Worthington Industries, Inc. on June 27, 2018 reporting declaration of quarterly cash dividend

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON INDUSTRIES, INC.

Date: July 3, 2018	By:	/s/ Dale T. Brinkman
Dale T. Brinkman, Vice President –Administration, General Counsel and Secretary